Summary Prospectus
August 31, 2022

Disclosure contained herein relates to all classes of the Fund, as listed below, unless otherwise noted.
Share Class |	A	C

Federated Hermes U.S. SMID Fund

A Portfolio of Federated Hermes Adviser Series
Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus and other information about the Fund, including the Statement of Additional Information and most recent reports to shareholders, online at FederatedInvestors.com/FundInformation. You can also get this information at no cost by calling 1-800-341-7400, by sending an email request via Contact Us on FederatedInvestors.com, or from a financial intermediary through which Shares of the Fund may be bought or sold. The Fund’s Prospectus and Statement of Additional Information, both dated August 31, 2022, are incorporated by reference into this Summary Prospectus.

A mutual fund seeking to provide long-term capital appreciation.
As with all mutual funds, the Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Not FDIC Insured ▪ May Lose Value ▪ No Bank Guarantee

Fund Summary Information
Federated Hermes U.S. SMID Fund (the “Fund”)
RISK/RETURN SUMMARY: INVESTMENT OBJECTIVE
The Fund’s investment objective is to provide long-term capital appreciation. The objective may be changed by the Fund’s Board of Trustees (the “Trustees”) without shareholder approval.
RISK/RETURN SUMMARY: FEES AND EXPENSES
This table describes the fees and expenses that you may pay if you buy, hold and sell Class A Shares (A) and Class C Shares (C) of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for certain sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in certain classes of Federated Hermes Funds. More information about these and other discounts is available from your financial professional, in the “What Do Shares Cost?” section of the Prospectus on page 14 and in “Appendix B” to this Prospectus.
Shareholder Fees (fees paid directly from your investment)
	A	C
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.50%	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, as applicable)	0.00%	1.00%
Maximum Sales Charge (Load) Imposed on Reinvested Dividends (and other Distributions) (as a percentage of offering price)	None	None
Redemption Fee (as a percentage of amount redeemed, if applicable)	None	None
Exchange Fee	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	A	C
Management Fee	0.75%	0.75%
Distribution (12b-1) Fee	0.00%[1]	0.75%
Other Expenses[2]	6.74%	6.74%
Total Annual Fund Operating Expenses	7.49%	8.24%
Fee Waivers and/or Expense Reimbursements[3]	(6.41)%	(6.41)%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	1.08%	1.83%
1
 The Fund has adopted a Distribution (12b-1) Plan for its Class A Shares pursuant to which the A class of the Fund may incur and pay a Distribution (12b-1) Fee of up to a maximum of 0.05%. No such fee is currently incurred and paid by the A class of the Fund. The A class of the Fund will not incur and pay such a Distribution (12b-1) Fee until such time as approved by the Fund’s Trustees.
2
 Other Expenses are based on estimated amounts for the current fiscal year.

3
 The Adviser and certain of its affiliates on their own initiative have agreed to waive certain amounts of their respective fees and/or reimburse expenses. Total annual fund operating expenses (excluding acquired fund fees and expenses, interest expense, extraordinary expenses, and proxy-related expenses, paid by the Fund, if any) paid by the Fund’s A class and C class (after the voluntary waivers and/or reimbursements) will not exceed 1.08% and 1.83% (the “Fee Limit”), respectively, up to but not including the later of (the “Termination Date”): (a) September 1, 2023; or (b) the date of the Fund’s next effective Prospectus. While the Adviser and its affiliates currently do not anticipate terminating or increasing these additional arrangements prior to the Termination Date, these additional arrangements may only be terminated or the Fee Limit increased prior to the Termination Date with the agreement of the Trustees.
Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 for the time periods indicated and then redeem all of your Shares at the end of those periods. Expenses assuming no redemption are also shown. The Example also assumes that your investment has a 5% return each year and that the operating expenses (excluding any sales loads on reinvested dividends, fee waivers and/or expense reimbursements) are as shown in the table above and remain the same. The expenses used to calculate the Fund’s examples do not include fee waivers or expense reimbursements. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:
Share Class	1 Year	3 Years	5 Years	10 Years
A:
Expenses assuming redemption	$1,249	$2,595	$3,875	$6,807
Expenses assuming no redemption	$1,249	$2,595	$3,875	$6,807
C:
Expenses assuming redemption	$911	$2,354	$3,799	$6,918
Expenses assuming no redemption	$811	$2,354	$3,799	$6,918
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 15% of the average value of its portfolio.
RISK/RETURN SUMMARY: INVESTMENTS, RISKS and PERFORMANCE
What are the Fund’s Main Investment Strategies?
The Fund pursues its objective by investing primarily in equity and/or equity-related securities of small and mid-capitalization companies that are quoted or traded on regulated markets worldwide (primarily in the U.S. or Canada) as well as component securities of the Russell 2500 Index. The Fund will invest in both growth- and value-oriented securities. As of June 30, 2022, the capitalization of companies included in the Russell 2500 Index ranged from approximately $25.4 million to $39 billion. The Fund will seek to invest in a diversified portfolio of equity securities (such as common and/or preferred stock) and/or equity-related instruments (such as Global Depositary Receipts and American Depositary Receipts) of, or relating to, companies domiciled in the U.S., or companies that derive a large proportion of their income from U.S. activities.
The Fund’s investment adviser or sub-adviser (as applicable, the “Adviser”) will seek to identify companies that, in its view, provide the potential for long-term capital appreciation through a fundamental analysis of relevant companies, seeking to identify companies that are undervalued and/or demonstrate attractive growth characteristics. This is done in order to ascertain whether the companies may provide the potential for long-term capital appreciation notwithstanding that equities of such companies may, at the time of purchase, be undervalued. The Adviser will not, save in relation to the capitalization of companies that may be invested in, be subject to any limitation on the types of companies in which it may invest (either in terms of industry or focus). The Fund may, from time to time, have larger allocations to certain broad market sectors in attempting to achieve its investment objective.
As part of the strategy’s assessment of quality and its approach to risk management, risks associated with a company’s approach to environmental, social and governance (ESG) issues, among other factors, are actively assessed. The Adviser considers data on Hermes’ proprietary ESG Dashboard, which contains a wide range of ESG factors and ranks companies on their behaviors versus peers. In making its investment decisions, the Adviser will seek to consider ESG issues with regards to the holding of either individual securities or various categories or classes of securities. These ESG considerations are intended to provide guidance on achieving best practice standards of corporate governance and equity stewardship in order to make informed investment decisions.
The Fund may invest in other investment companies and futures contracts to implement elements of its investment strategy, including for cash flow management, cost effectiveness, and gaining exposure to certain markets and securities in a quicker and/or more efficient manner. There can be no assurance that the Fund’s use of futures contracts will work as intended. Futures contract investments made by the Fund are included within the Fund’s 80% policy (as described below) and are calculated at market value.
The Fund will invest its assets so that, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) are invested in equity securities of small to mid-capitalization (SMID) companies. The Fund will notify shareholders at least 60 days in advance of any change in its investment policy that would permit the Fund to invest, under normal circumstances, less than 80% of its net assets (plus any borrowings for investment purposes) in investments in equity securities of SMID companies.

For purposes of this limitation, small- to mid-capitalization companies will normally be defined as companies with market capitalizations similar to the constituents of the Fund’s benchmark, the Russell 2500 Index. Such definition will be applied at the time of investment and the Adviser will not be required to sell a stock because a company’s market capitalization has grown larger than the range of small- to mid-capitalization stocks in the Russell 2500 Index.
What are the Main Risks of Investing in the Fund?
All mutual funds take investment risks. Therefore, it is possible to lose money by investing in the Fund. The primary factors that may reduce the Fund’s returns include:
◾ Stock Market Risk. The value of equity securities in the Fund’s portfolio will fluctuate and, as a result, the Fund’s Share price may decline suddenly or over a sustained period of time. Information publicly available about a company, whether from the company’s financial statements or other disclosures or from third parties, or information available to some but not all market participants, can affect the price of a company’s shares in the market. Among other factors, equity securities may decline in value because of an increase in interest rates or changes in the stock market. Recent and potential future changes in industry and/or economic trends, as well as changes in monetary policy made by central banks and/or their governments, also can affect the level of interest rates and contribute to the development of or increase in volatility, illiquidity, shareholder redemptions and other adverse effects (such as a decline in a company’s stock price), which could negatively impact the Fund’s performance.
◾ Small-Cap Company Risk. The Fund may invest in small capitalization (or “small-cap”) companies. Small-cap companies may have less liquid stock, a more volatile share price, unproven track records, a limited product or service base, and limited access to capital. The above factors could make small-cap companies more likely to fail than larger companies, and increase the volatility of the Fund’s portfolio, performance and Share price. The Adviser and its affiliated investment advisers also can manage other funds and accounts that use small-cap or similar investment strategies, and investments in small-cap securities by multiple funds and accounts, including those managed by the Adviser and its affiliates, could impact the availability of suitable small-cap securities and cause a capacity constraint associated with the Fund’s small-cap investment strategy.
◾ Mid-Cap Company Risk. The Fund may invest in mid-capitalization (or “mid-cap”) companies. Mid-cap companies often have narrower markets, limited managerial and financial resources, more volatile performance and greater risk of failure, compared to larger, more established companies. These factors could increase the volatility of the Fund’s portfolio, performance and Share price.
◾ Environmental, Social and Governance Risk. The Adviser considers environmental, social and governance (ESG) issues as part of its security selection process. ESG factors are not the only factors considered by the

Adviser and there is no guarantee the companies in which the Fund invests will be considered ESG companies or have high ESG ratings. Such considerations may fail to produce the intended result.
◾ Risk of Foreign Investing. The foreign markets in which the Fund invests may be subject to economic or political conditions which are less favorable than those of the United States and may lack financial reporting standards or regulatory requirements comparable to those applicable to U.S. companies.
◾ Risk of Investing in Depositary Receipts and Domestically Traded Securities of Foreign Issuers. Because the Fund may invest in American Depositary Receipts and other domestically traded securities of foreign companies, whether in the United States or in foreign local markets, the Fund’s Share price may be more affected by foreign economic and political conditions, taxation policies and accounting and auditing standards than would otherwise be the case.
◾ Currency Risk. Exchange rates for currencies fluctuate daily. Accordingly, the Fund may experience increased volatility with respect to the value of its Shares and its returns as a result of its exposure to foreign currencies through direct holdings of such currencies or holdings of non-U.S. dollar denominated securities.
◾ Risk Related to Investing for Value. Due to their relatively low valuations, value stocks are typically less volatile than growth stocks. Additionally, value stocks tend to have higher dividends than growth stocks. This means they depend less on price changes for returns and may lag behind growth stocks in an up market.
◾ Risk Related to Investing for Growth. Due to their relatively high valuations, growth stocks are typically more volatile than value stocks. Additionally, growth stocks may not pay dividends or may pay lower dividends than value stocks.
◾ Liquidity Risk. Trading opportunities are more limited for equity securities that are not widely held. This may make it more difficult to sell or buy a security at a favorable price or time. Liquidity risk also refers to the possibility that the Fund may not be able to sell a security or close out a derivative contract when it wants to.
◾ Custodial Services and Related Investment Costs. Custodial services and other costs relating to investment in international securities markets generally are more expensive due to differing settlement and clearance procedures than those of the United States. The inability of the Fund to make intended securities purchases due to settlement problems could cause the Fund to miss attractive investment opportunities.
◾ Risk of Investing in Derivative Contracts. Derivative contracts involve risks different from, or possibly greater than, risks associated with investing directly in securities and other traditional investments. Specific risk issues related to the use of such contracts include valuation and tax issues, increased potential for losses and/or costs to the Fund, and a potential reduction in gains to the Fund. Each of these issues is described in greater detail in this Prospectus. Derivative contracts may also involve other risks described in this Prospectus such as stock market, credit, currency and liquidity risks.
◾ Counterparty Credit Risk. Credit risk includes the possibility that a party to a transaction involving the Fund will fail to meet its obligations. This could cause the Fund to lose the benefit of the transaction or prevent the Fund from selling or buying other securities to implement its investment strategy.
◾ Sector Risk. Companies with similar characteristics may be grouped together in broad categories called sectors. Sector risk is the possibility that a certain sector may underperform other sectors or the market as a whole. As the Adviser allocates more of the Fund’s portfolio holdings to a particular sector, the Fund’s performance will be more susceptible to any economic, business or other developments which generally affect that sector.
◾ Risk Related to the Economy. The value of the Fund’s portfolio may decline in tandem with a drop in the overall value of the markets in which the Fund invests and/or other markets. Economic, political and financial conditions, industry or economic trends and developments or public health risks, such as epidemics or pandemics, may, from time to time, and for varying periods of time, cause the Fund to experience volatility, illiquidity, shareholder redemptions, or other potentially adverse effects.
◾ Technology Risk. The Adviser uses various technologies in managing the Fund, consistent with its investment objective(s) and strategy described in this Prospectus. For example, proprietary and third-party data and systems are utilized to support decision making for the Fund. Data imprecision, software or other technology malfunctions, programming inaccuracies and similar circumstances may impair the performance of these systems, which may negatively affect Fund performance.
The Shares offered by this Prospectus are not deposits or obligations of any bank, are not endorsed or guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.
Performance: Bar Chart and Table
Risk/Return Bar Chart
The total returns shown below are for an existing class of shares, Institutional Shares (IS), offered by the Fund. The total returns for the IS class are disclosed below because the A class and C class have not yet commenced operations. The performance of the IS class has not been adjusted to reflect the expenses applicable to the A or C class. The performance has been adjusted to reflect the differences in sales charges and deferred sales charges applicable to the A and C class. The total returns for the A class and C class would be substantially similar to the annual returns for the IS class over the same period because the classes are invested in the same portfolio of securities and would differ only to the extent the classes do not have the same expenses or sale loads. It is anticipated that the expense ratio of the A class and C class will be higher than the expense ratio of the IS class; accordingly, the actual performance of the A class and C class is anticipated to be lower than the performance of the IS class.
The bar chart and performance table below are intended to help you analyze the Fund’s investment risks in light of its historical returns. The bar chart shows the variability of the Fund’s IS class total returns on a calendar year-by-year basis. The Average Annual Total Return table shows returns averaged over the stated periods, and includes comparative performance information. The Fund’s performance will fluctuate, and past performance (before and after taxes) is not necessarily an indication of future results. Updated performance information for the Fund is available under the “Products” section at FederatedInvestors.com or by calling 1-800-341-7400.

The Fund’s IS class total return for the six-month period from January 1, 2022 to June 30, 2022, was (21.67)%.
Within the periods shown in the bar chart, the Fund’s IS class highest quarterly return was 8.49% (quarter ended March 31, 2021). Its lowest quarterly return was (1.63)% (quarter ended September 30, 2021).
Average Annual Total Return Table
The Fund’s A and C classes have not yet commenced operations. The A and C class performance information shown below is for the Fund’s IS class as described above. In addition to Return Before Taxes, Return After Taxes is shown for the Fund’s A class to illustrate the effect of federal taxes on Fund returns. After-tax returns are shown only for the A class and after tax-returns for the C class will differ from those shown for the A class. Actual after-tax returns depend on each investor’s personal tax situation, and are likely to differ from those shown. After-tax returns are calculated using a standard set of assumptions. The stated returns assume the highest historical federal income and capital gains tax rates. These after-tax returns do not reflect the effect of any applicable state and local taxes. After-tax returns are not relevant to investors holding Shares through a 401(k) plan, an Individual Retirement Account (IRA) or other tax-advantaged investment plans.
(For the Period Ended December 31, 2021)
	1 Year	Since Inception
A:
Inception Date:		07/06/2020
Return Before Taxes	15.42%	29.43%
Return After Taxes on Distributions	13.63%	28.03%
Return After Taxes on Distributions and Sale of Fund Shares	9.23%	22.19%
C:
Inception Date:		07/06/2020
Return Before Taxes	21.84%	35.04%
Russell 2500 Index[1] (reflects no deduction for fees, expenses or taxes)	18.18%	36.68%
Morningstar U.S. Mid-Cap Blend Funds Average[2]	23.40%	13.51%

1
 The Russell 2500® Index measures the performance of the small to midcap segment of the U.S. equity universe, commonly referred to as “smid” cap. The Russell 2500® Index is a subset of the Russell 3000® Index. It includes approximately 2500 of the smallest securities based on a combination of their market cap and current index membership.
2
 Morningstar figures represent the average of the total returns reported by all the funds designated by Morningstar as falling into the respective category indicated.
Fund Management
The Fund’s Investment Adviser is Federated Global Investment Management Corp. and the Fund’s Sub-Adviser, an affiliate of the Investment Adviser, is Hermes Investment Management Limited.
Mark Sherlock, Portfolio Manager, has been the Fund’s portfolio manager since inception in June 2020.
Henry Biddle, Portfolio Manager, has been the Fund’s portfolio manager since inception in June 2020.
Alex Knox, Portfolio Manager, has been the Fund’s portfolio manager since inception in June 2020.
Michael Russell, Portfolio Manager, has been the Fund’s portfolio manager since inception in June 2020.

purchase and sale of fund shares
You may purchase, redeem or exchange Shares of the Fund on any day the New York Stock Exchange is open. Shares may be purchased through a financial intermediary firm that has entered into a Fund selling and/or servicing agreement with the Distributor or an affiliate (“Financial Intermediary”) or directly from the Fund, by wire or by check. Please note that certain purchase restrictions may apply. Redeem or exchange Shares through a financial intermediary or directly from the Fund by telephone at 1-800-341-7400 or by mail.
The minimum investment amount for the Fund’s A and C classes is generally $1,500 for initial investments and $100 for subsequent investments. The minimum initial and subsequent investment amounts for Individual Retirement Accounts are $250 and $100, respectively. There is no minimum initial or subsequent investment amount for employer-sponsored retirement plans. Certain types of accounts are eligible for lower minimum investments. The minimum investment amount for Systematic Investment Programs is $50.
Tax Information
The Fund’s distributions are taxable as ordinary income or capital gains except when your investment is through a 401(k) plan, an Individual Retirement Account or other tax-advantaged investment plan.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or its related companies may pay the intermediary for the sale of Fund Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Federated Hermes U.S. SMID Fund
Federated Hermes Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedInvestors.com
or call 1-800-341-7400.
Federated Securities Corp., Distributor
Investment Company Act File No. 811-23259
CUSIP 31423A531
CUSIP 31423A523
Q454970 (8/22)
© 2022 Federated Hermes, Inc.